Essex Rental Corp

KEYBANC CAPITAL MARKETS
2008 ENGINEERING & CONSTRUCTION CONFERENCE








essex
crane rental corp


essex

Important Notice

This document does not constitute an offer to sell or a solicitation of an offer to buy any securities. It is an outline of matters for discussion only.

The following presentation contains statements, estimates, forecasts and projections with respect to future performance and events, which constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements include statements regarding the intent and belief or current expectations of the Company and its subsidiaries Essex Holdings, LLC and Essex Crane Rental Corp. ("Essex") and their respective management teams. These statements may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek" and similar expressions. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from the Company's and Essex's expectations include, without limitation, changing interpretations of generally accepted accounting principles, costs associated with continued compliance with government regulations, legislation and the regulatory environment, the continued ability of Essex to successfully execute its business plan, demand for the products and services Essex provides, general economic conditions, geopolitical events and regulator changes, as well as other relevant risks detailed in the Company's filings with the Securities and Exchange Commission ("SEC"). The Company and Essex undertake no obligation to publicly update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

This presentation contains unaudited non-GAAP financial measures, including Total EBITDA, Rental EBITDA, maintenance capital expenditure, free cash flow, and un-levered free cash flow. Management believes that the presentation of these non-GAAP financial measures serves to enhance understanding of Essex's individual operating and financial performance. These non-GAAP financial measures should be considered in addition to, but not as substitutes for, the most directly comparable U.S. GAAP measures.

The historical 2004 financial information and data of Essex contained in this presentation is unaudited and was prepared by Essex as a private company prior to its acquisition by the Company, and may not conform to SEC regulation S-X.

We believe the non-Company information provided herein is reliable, as of the date hereof, but do not warrant its accuracy or completeness. In preparing these materials, we have relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources. Except as required by law, the Company, Essex and their respective directors, officers, employees, agents and consultants make no representation or warranty as to the accuracy or completeness of the non-Company information contained in this document, and take no responsibility under any circumstances for any loss or damage suffered as a result of any omission, inadequacy, or inaccuracy in this document.

Neither the Company nor Essex guarantees the performance or return of capital from investments.


essex

Definitions

- OLV: Orderly Liquidation Value as assessed by independent specialist equipment appraisers on December 31, 2007
- Replacement Value: The cost required to replicate the current aggregate lifting tonnage of Essex's fleet with crawlers being produced today
- CAGR: Compound Annual Growth Rate
- Rental EBITDA: Earnings Before Interest, Taxes, Depreciation and Amortization generated in the ordinary course of business, which does not include sales of equipment
- Total EBITDA: Rental EBITDA + gain on sale of equipment
- Unlevered Free Cash Flow ("FCF"): Rental EBITDA – Maintenance Capital Expenditure
- Free Cash Flow ("FCF"): Rental EBITDA – Maintenance Capital Expenditure – Interest Expense – Taxes – Net Crane Investment
- Net Crane Investment: Equipment Purchases – Equipment Sales

Note: The historical 2004 financial information and data of Essex contained in this presentation is unaudited and was prepared by Essex as a private company prior to its acquisition by the Company, and may not conform to SEC regulation S-X.


essex
crane rental corp







1

Introduction


essex

Introduction to Essex

- Essex owns one of the largest rental fleet of heavy lift crawler cranes in North America[1]
  - >350 cranes and attachments, OLV and estimated Replacement Value of ~$265 million[2] and ~$450 million[3] respectively
  - #1 North American "bare" crawler crane rental company[1]
  - 48-year operating history
- Majority of revenue is derived from infrastructure-related projects, which Essex believes are benefiting from powerful secular trends
  - Bridge and road construction, power, water treatment, refineries, alternative energy and other infrastructure-related projects comprise majority of revenues
  - Historically, 40% of revenues generated from public works projects[3]
  - 35% of revenues generated from repair and maintenance projects[3]
  - Exposure to residential and light commercial construction is minimal
- Revenue generated from:
  - "Bare" (non-Essex operated) crane and attachment rental
  - Rental contracts are typically 6-18 months
  - Customers are responsible for most repair and maintenance during lease, which minimizes Essex's maintenance capital expenditures



Notes:
(1) Source: International Crane and Specialized Transport, June 2007
(2) As assessed by independent specialist equipment appraisers on June 30, 2008
(3) Essex management estimates


essex

Investment Thesis

Strong long-term secular trend

- Over 90% of revenue generated from infrastructure-related projects
- Infrastructure sector demand projected to grow at a 4% CAGR through 2015[1]
- Worldwide infrastructure and industrial investment growth is expected to be an indirect driver affecting crawler availability/utilization rates in the US
- Product substitution risk is believed to be minimal
- Heavy lift crawler crane demand is projected to exceed supply for the next 3-5 years[1]

Attractive business characteristics

- Market leader in heavy lift segment[2]
- Well balanced target market (diversity of industries, customers served and geographic scope)
- Fleet size, equipment mix and new project visibility facilitate high equipment utilization rates
- Simple business model – low operational risk and attractive margins
- Low relative cost position versus Replacement Value or OLV
- Assets have 30-50 year economic lives, limited technological obsolescence risk and require minimal maintenance capital expenditures
- Ability to leverage market leadership position to maximize purchasing power
- Assets have a proven history of maintaining secondary market resale value

Notes:
(1) Source: Oliver Wyman Essex Cranes Assessment
(2) Source: International Crane and Specialized Transport 2007


essex

Investment Thesis

Predictable earnings stream with strong free cash flow

- As of 6/30/08, sufficient bookings in hand to support full year 2008 rental revenue projections
- Based on the nine months ended September 30, 2008, management is raising its full year 2008 Rental EBITDA guidance to approximately $41.1 million
- 3-year weighted average Rental EBITDA margin (after SG&A) in excess of 45%
- Limited maintenance capital expenditures (estimated $2-3 million per year)
- Pre-tax return on equity in excess of 20%
- *Return* ***on*** *capital versus return* ***of*** *capital* economic model
- Excess cash flow available for reinvestment or distribution to shareholders

Strong management team focused on growth

- Experienced management team, which including the Board of Directors, owns approx. 25% of the Company
- Continue to benefit from rental rate momentum due to supply demand imbalance
- Earnings to benefit from $37 million in growth capital expenditures in 2007 and 2008 combined
- Re-positioning of fleet to heavier lifting cranes and expanding geographic scope

Notes:
(1) $250 million OLV as assessed by independent specialist equipment appraisers on December 31, 2007
(2) Replacement Value estimated at $450 million by Essex management.
(3) Discount rate of 15% used to calculate present value of accumulated tax loss
(4) Assumes use of accumulated tax loss over a ten-year period


essex

Annual Summary Financial Information

Equipment Rental Revenues[1]


($ millions)
$100
$80
$60
$40
$20
$0
Revenue CAGR = 28.6%
$28.5
$38.6
$55.7
$64.5
$78.0
2004
2005
2006
2007
2008P

Total EBITDA[1]


($ millions)
$50
$40
$30
$20
$10
$0
Total EBITDA CAGR = 44.3%(2)
$9.8
$1.6
$8.2
$16.7
$2.9
$13.8
$29.0
$3.0
$26.0
$38.1
$6.0
$32.1
$47.1(3)(4)
$3.7
$2.3
$41.1
(6)
2004
2005
2006
2007
2008P
Rental EBITDA
Public Company Expense
Gain on Sale of Equipment

Notes:

1. Source: Essex audited (2005-2007) and unaudited (2004) financials
2. Rental EBITDA CAGR of 45.7% for comparable period
3. Projected 2008 Total EBITDA of $42.5 million is to be reduced by $2.3 million of public company expenses.
4. The final gain on sale of equipment for 2008 will reflect an adjusted stepped-up base following financial close
5. The historical 2004 financial information and data of Essex contained in this presentation is unaudited and was prepared by Essex as a private company prior to its acquisition by the Company, and may not conform to SEC regulation S-X.
6. Based on the nine months ended September 30, 2008, management is raising its full year 2008 Rental EBITDA guidance to approximately $41.1 million


essex

2008 Year-to-Date Summary Financial Information(1)

Equipment Rental Revenues


($ millions)
$60
$50
$40
$30
$20
$10
$0
31%
$35.2
$46.0
9M'07
9M'08

Rental EBITDA (2)


($ millions)
$40
$30
$20
$10
$0
41%
$22.8
$32.2
9M'07
9M'08

Total Revenues


($ millions)
$70
$60
$50
$40
$30
$20
$10
$0
17%
$55.1
$64.2
9M'07
9M'08

Total EBITDA(2)


($ millions)
$40
$30
$20
$10
$0
32%
$26.3
$34.8
9M'07
9M'08

Notes:

1.) Source: Essex unaudited nine months 2008 financials

2.) Excluding a one time charge of $1,000,000 primarily related to consulting fees associated with the sale of the business.


essex

Return on Capital vs. Return of Capital

Crawler cranes stand out from other equipment types due to their superior lifespan and residual value characteristics

Asset Depreciation [1] Benchmark: Annual Depreciation %[2]


Hospital Equipment -22%
Roller -14%
Excavator -14%
Scissor Lift -12%
Boom Lift -11%
Van Trailers -11%
Forklift Crane 586 G -11%
Tractor Loader -11%
Skidsteer Loader -11%
Forklifr crane Skytrak -11%
Backhoe -10%
All terrain cranes -6%
Scotsman rental equip. (Europe) -5%
Mobile Mini storage units (wood) -3%
Scotsman rental equip. (N.America) -3%
Mobile Mini storage units (steel) -2%
ESSEX Crawler Crane -1%

Asset Depreciation [1] Benchmark: Residual Value vs. Lifespan


Residual value (%)
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Rental Lifespan (years)
0
5
10
15
20
25
30
35
ESSEX Crawler Crane
Mobile Mini storage units (steel)
Scotsman rental equipment (North America)
Mobile Mini storage units (wood)
Skidsteer Loader
Tractor Loader
Forklift Crane
Backhoe
Excavator
Roller
Boom Lift
Scissor Lift
Van trailers
All terrain cranes
Scotsman rental equipment (Europe)
Hospital equipment

Notes:
1. Asset depreciation represents equipment market value depreciation
2. Annual Depreciation % = (1 – Residual Value %) / Lifespan.
3. Source: Oliver Wyman Essex Crane Assessment


essex
crane rental corp




2

Heavy Crane Rental Industry


essex

U.S. Heavy Crane Rental Industry Segments

Crawlers typically service infrastructure projects, are non-substitutable and are often rented for longer periods than other crane classes

Comparison of Major Crane Types in the North American Market[1]

					
Crane Type	Crawler	All Terrain (ATs)	Rough Terrain (RTs)	Tower	Truck
Max. Lift Cap. (tons)	1,500	600	130	80	150
Max. Reach Cap. (ft.)	700	400	250	350	250
Price New ($ '000)	$800 - $2,500 [2]	$500 - $3,000	$250 - $1,000	$300 - $1,000	$300 - $800
Avg. Life (years)	50+	15+	15+	30+	15+
Rental Duration	Long-term	Short-term	Short-term	Long-term	Short-term
Key End Markets	Highways, large bridges, railroads Public infrastructure (stadiums, garages) Power generation Sewer / water treatment Petrochemicals Industrial / marine	Petrochemical maintenance Railroads Highways Office Towers Apartments Condominiums Other Commercial & Residential	Secondary type used in variety of markets including sewer / water treatment, petrochemicals maintenance and public infrastructure projects Condominiums Other Residential	Nuclear power Sewer / water treatment High rise (>10 story) Office Towers Condominiums Apartment Buildings	Railroads Highways Condominiums Apartment Buildings Other Residential

Notes:
1. Source: Manufacturer reports and Essex management estimates
2. Crawler crane prices reflect models in Essex's heavy-lift niche. Light and super heavy-lift crawler cranes can range from $0.5 million to over $5 million



Crane Demand Exceeds Supply

- Demand for crawler cranes driven by:
  - Increased domestic infrastructure and infrastructure-related project spending
  - Construction and infrastructure booms internationally in China, India and Middle East
- Supply constraints at major manufacturers
  - Backlogs at Manitowoc, Liebherr and Terex of 1-3 years[2]
- Supply and demand projections indicate a global rebalancing with crane supply catching up with demand in 2013 in a base case scenario
- Implications of this supply and demand dynamic are potentially higher fleet rental rates, utilization and equipment re-sale values

Crawler Crane Supply/Demand Projection[1]



9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Number of Global Crawler Cranes (>100t)
Demand
Supply
(= total available fleet)
2007
2009
2011
2013
2015

Notes:
1. Source: Oliver Wyman Essex Cranes Assessment
2. Source: Company filings, Essex management estimates


essex

Strong End Market Dynamics

- Essex's end markets are benefiting from favorable demand drivers:
  - $244.1 billion SAFETEA-LU bill and renewed focus on US bridge system positive for transportation infrastructure
  - Growing push for new nuclear power facilities
  - Upgrade of existing national infrastructure – power and water utilities
  - Rising energy prices stimulating investment in petrochemicals sector
  - Pipeline of social infrastructure projects – i.e. municipalities building convention / stadium facilities



1990 – 2015 N.A. Total Construction, excluding residential ($ billions)


Includes Chemicals, Petroleum Refining, Utilities, Electronics, Communications, Transportation and Food Processing
Key Essex Sectors
Historical
Forecast
Driven by SAFETEA-LU bill and other infrastructure-related projects
1,400
1,200
1,000
800
600
400
200
0
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
Industrial
Office
Infrastructure
Commercial
Institutional

Source: Oliver Wyman Essex Crane Assessment


essex




3

Company Overview



Company Highlights

<u>Key Attributes</u>

- Simple business model: bare (un-manned) rentals
- Highly predictable: 6-18 month contracts
- Assets have 30-50 year economic lives and limited technological obsolescence risk
- Well balanced target market (industries and customers served and geography)
- Assets have a proven history of maintaining secondary market re-sale value


Head Office
Service Center
Equipment Storage Yard
Satellite Service Center


essex

Essex's Competition

- The crawler crane industry is fragmented:
  - Essex is the largest player in the bare crawler crane rental industry owning a large share of the crawler cranes in excess of 100 ton lifting capacity in the U.S.
  - Numerous acquisition opportunities of companies in the top 10 of the crawler crane industry, both national and regional players
- Many competitors are focused on smaller lifting equipment and therefore are more closely tied to residential and commercial construction cycles
- Minimal competition with general equipment rental companies (e.g. United Rentals, H&E Equipment Rentals)
- Management believes a new market entrant would face a significant competitive economic disadvantage given the cost of replicating Essex's fleet, which is estimated to equal $450 million.
  - $210 million purchase price versus estimated $450 million cost to replicate fleet with new equipment

Top 10 North American Based Crawler Crane Fleets[1]			
	Name[2]	Crawler Equipment [3]	Region [4]
1	Essex Crane Rental Corp.	423	National
2	**ALL Erection & Crane Rental**	368	National
3	**Lampson International**	250[5]	National
4	Maxim Crane Works	212	National
5	**M.D. Moody & Sons**	125	SE
6	AmQuip Corp.	98	East
7	**J.F. Lomma**	57	NE
8	**Bigge Crane & Rigging**	50	West
9	**Buckner HeavyLift Cranes**	48	NE
10	**Crane Rental Corp.**	44	SE

Notes:
1. Source: International Cranes and Specialized Transport, June 2007
2. Bolded companies represent family owned and operated crawler crane rental companies
3. Crawler equipment includes all cranes and attachments
4. Essex management estimate of primary geographic presence (SE=Southeast; NE=Northeast)
5. Essex management estimate of number of Lampson crawler equipment in North America


essex

Essex Rental Fleet

- Essex operates a fleet of >350 cranes and attachments
  - Fleet diversified by lift capacity
  - Status as large customer provides preferential pricing and lead-time arrangements with crane manufacturers
- Manitowoc and Liebherr cranes represent 100% of fleet by units
  - Increased fleet utilization from less than 50% in 2003 to approximately 76.3% in 2007[1]
  - Average lifting capacity has increased from 177 tons in 2003 to 196 tons in 2007[1] as a result of Essex's fleet re-positioning strategy
- Consistently rebalancing fleet mix:
  - Focus on acquiring heavier tonnage cranes and selling older, lighter tonnage models
  - For the nine months ended September 2008:
    - Sold 20 cranes to overseas concerns or domestic fixed operators
    - Took delivery of $16.7 mm of new equipment
  - Management believes heavier cranes are in shorter supply and in higher demand than lighter cranes, which has translated into a more favorable pricing dynamic and higher utilization rates
- Rental rate increases expected to follow increased utilization rates

Average Monthly Rental Rates for Essex Fleet[1]


$20,000
$16,000
$12,000
$8,000
$4,000
$0
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07
Jul-07
Jan-08
Jul-08

Fleet Utilization and Size[1]


Utilization Rate %
# of Cranes In Fleet
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
425
395
365
335
305
275
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06
Dec-06
Jun-07
Dec-07
Jun-08

Notes:
1. Source: Essex


essex

Stable Underlying Asset Value

- Extended usable lives of up to 50 years
- Average fleet age of 18 years[1]
- Current OLV of approximately $265 million
- Approximately $150 million invested in crawler fleet since 1995
- Estimated Replacement Value of fleet is $450 million[2]
- Management believes fleet has retained value due to a number of factors:
  - Substantial initial investment
  - High structural steel content
  - Replaceable components
  - Low duty-cycle
  - Enduring technology
  - Essex investment and maintenance expertise
  - Strong global demand
- Fleet sales have averaged 100% of OLV from 2000 through September 2008[3]

Essex Crane Fleet OLV Index[3]


Index
120
100
80
60
40
20
0
Less than 2% economic depreciation per annum
2000
2001
2002
2003
2004
2005
2006
2007

Note: Line represents the annual OLV of a representative static group of Essex cranes as a % of their OLV in April 2000

Notes:
1. Represents an OLV-weighted average age of the entire crane fleet
2. Essex management estimates
3. Source: Essex


essex

Essex's End Markets

Power (23%)



Power Plants



Wind Power

Sewer & Water (4%)



Sewers



Water Treatment

Transportation (19%)



Road construction



Bridge construction

Industrial / Marine (25%)



Industrial Facilities



Factories

General Building (12%)



Stadiums



Hospitals

Petrochemicals (16%)



Chemical Plants



Petrochemical Plants

Essex 2002 Rental Revenues by End Market


Other 2%
Transportation 22%
Industrial / Marine 9%
Power 39%
Petrochemicals 3%
Sewer & Water 8%
General Building 17%

Less exposure to power, greater diversification

Essex 2007 Rental Revenues by End Market


Other 1%
Transportation 19%
Industrial / Marine 25%
Power 23%
Petrochemicals 16%
Sewer & Water 4%
General Building 12%



essex

Growing Revenue Pipeline

- Projects have long (2-3 year) lead times, which translates into good visibility for Essex's revenue pipeline
- Essex uses state of the art lead generation tools which give excellent forward looking project visibility from as early as project engineering and permitting stages
- Trained 13 person sales force is attentive to end market activity throughout North America[1]
- As of 6/30/08, Essex has sufficient bookings in hand to support full year 2008 revenue projections[1]

Increasing Rental Backlog[1]



($000's)
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$9,512
$12,271
$14,924
$15,907
$21,680
$25,985
$20,307
$28,727
$33,415
$23,405
$33,467
$37,400
1 Quarter
2 Quarters
3 Quarters
1 Year
31-Dec-06
31-Dec-07
30-Sept-08

Growing Rental Revenue Pool[2]



Expected Rental Revenue on Quotes
($000's)
$150,000
$120,000
$90,000
$60,000
$30,000
$0
1/1/04 to 6/30/04
7/1/04 to 12/31/04
1/1/05 to 6/30/05
7/1/05 to 12/31/05
1/1/06 to 6/30/06
7/1/06 to 12/31/06
1/1/07 to 6/30/07
7/1/07 to 12/31/07
1/1/08 to 6/30/08

Notes:
1. Source: Essex
2. Source: Essex. Note that expected rental revenue on quotes represents the total amount of revenue Essex submitted bids for during that period, not actual revenue generated


essex

Growth Opportunities

Organic Growth

- Expected growth in demand for heavy lifting equipment and global crane shortage driving increases in rental and utilization rates
- Updating fleet with heavier tonnage cranes and replacing older, lighter, less utilized equipment
  - Purchasing power benefits from crane manufacturer relationships
- Equipment purchases of $37 million in 2007 and 2008 combined are expected to drive growth in 2009 and beyond
- Expanding customer base to take advantage of growing infrastructure project backlogs
  - Strong quoting activity with significant levels of inquiry coming from diverse group of end markets

Acquisitions / Consolidation

- The fragmented rental industry is expected to consolidate
- Many competitors are family owned and management expects a number of these to become available over time
  - Further diversification would enable expansion of current national footprint to markets in the Northeast and the West

Distribution of New and Used Equipment

- Leverage extensive relationships and success in selling used equipment at premium prices
- Provide "one stop shop" model: rent to own or try before you buy
- Expand used equipment sales by purchasing used crawlers for refurbishment and sale
- Management believes its relationships with international manufacturers and market players provide additional equipment purchasing and used equipment sales opportunities


essex




4

Summary Financial Information and Valuation


essex

Summary Financial Information

December 31 Year End (USD $000's)	Historical Unaudited 2004	2005	Historical Audited 2006	2007	Projected Unaudited 2008P
Revenues	$28,524	$38,583	$55,659	$64,532	$77,989
Operating Expenses	(13,170)	(17,183)	(20,960)	(23,322)	(29,163)
Gross Profit	15,354	21,400	34,699	41,210	48,826
SG&A	(7,123)	(7,585)	(8,732)	(9,112)	(10,055)
Public Company Expenses	-	-	-	-	(2,250)
Rental EBITDA	8,231	13,815	25,967	32,098	36,521(4)
Rental EBITDA Margin (%)	28.9%	35.8%	46.7%	49.7%	46.8%
Gain on Sale of Equipment	1,608	2,879	3,007	6,049	3,679(2)
Total EBITDA	9,839	16,694	28,974	38,147	40,200
Equipment Sale Proceeds	5,454	7,841	5,980	13,233	13,490
Revenue + Equipment Sale Proceeds	33,978	46,424	61,639	77,765	91,479
Total EBITDA Margin (%)	29.0%	36.0%	47.0%	49.1%	43.9%
Maintenance Capital Expenditure	(339)	(518)	(512)	(724)	(2,700)
Discretionary Crane Investment	(383)	(5,875)	(6,004)	(18,784)	(19,982)
Average Fleet Utilization Rate	45.7%	57.8%	72.6%	76.3%	81.0%
Average Fleet Monthly Rental Rate ($000's)	$11.3	$12.4	$13.8	$16.3	$18.6

Notes:

1. Source: Essex
2. The final gain on sale of equipment for 2008 will reflect an adjusted stepped-up base following financial close
3. The historical 2004 financial information and data of Essex contained in this presentation is unaudited and was prepared by Essex as a private company prior to its acquisition by the Company, and may not conform to SEC regulation S-X.
4. Based on the nine months ended September 30, 2008, management is raising its full year 2008 Rental EBITDA guidance to approximately $41.1 million


essex

Nine Months Ended September 2008 Snapshot

	Nine Months Ended September 30,	
	2008	2007
Total Revenue	$ 64,229	$ 55,055
Total Cost of Revenue	26,760	28,058
Gross Profit	37,469	26,997
Selling, General and administrative expenses	8,994 [1.]	6,816
Other Depreciation and amortization	98	97
Income from Operations	$ 28,376	$ 20,084
Rental EBITDA	$ 32,165 [1.]	$ 22,754
Total EBITDA	$ 35,687 [1.]	$ 26,186
Average Fleet Utilization Rate ("Days" method)	72%	71%
Average Fleet Monthly Revenue Rate	$ 20,908	$ 15,775

Notes:

1.) Excluding a one time charge of $1,000,000 primarily related to consulting fees associated with the sale of the business to Hyde Park


essex

Valuation Snapshot

- Debt outstanding (10/31/08): $140.0 million
  - —$190 million facility size
  - —5-year facility
  - —Libor plus 225
  - —1 financial covenant (FCF coverage test if availability is below $20 million)
- 14.1 million shares outstanding and 14.4 million warrants exercisable at $5.00 per share through March 2011
- Accumulated tax loss of $51 million, which has a present value of approximately $24 million[1] (estimated present value of cash tax saved of approximately $10 million[2])

(1) Discount rate of 15% used to calculate present value of accumulated tax loss.
(2) Assumes use of accumulated tax loss over a ten-year period.

Cash-on-Cash Returns

- Based on the nine months ended September 31, 2008, management is raising its full year 2008 Rental EBITDA guidance to approximately $41.1 million.

2008P Rental EBITDA – Free Cash Flow Bridge



$ millions
40
35
30
25
20
15
10
5
0
$36.5
$2.7
$33.8
$6.0
$4.8
$22.9
$6.5
$16.4
21.8% pre-tax cash-on cash return for shareholders(1)
2008P Rental EBITDA
Maintenance Capital Expenditure
Unlevered Free Cash Flow
Interest Expense
Taxes
Available to Shareholders
Net Crane Investment
2008P Free Cash Flow

Notes:
1. Unlevered FCF less interest expense, adjusted for dilution of warrants based on treasury method and ($7 share price; equity value $127.8 million.)



Rental Asset Life and EBITDA Multiple Comparison

Rental Equipment Useful Life

0 Years	5 Years	10 Years	15 Years	20 Years	25 Years	30 Years	50 Years

Public Company Trading and Transaction Multiples (LTM EV/Total EBITDA)



Transaction EBITDA Multiples
Trading EBITDA Multiples
Essex Transaction Total EBITDA Multiple
12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
Mean 6.7x
3.5x
4.0x
4.6x
4.7x
4.7x
5.3x
5.6x
6.0x
6.5x
8.0x
8.6x
9.0x
9.2x
9.2x
9.4x
9.6x
United Rentals
H&E Equipment
RSC Holdings
Hertz
Essex Crane
Nations Rent
NES Rentals
Neff
McGrath Rentcorp
Universal Hospital Services
Baker Tanks
Royal Wolf
Mobile Mini
Royal Wolf (Australia)
Mobile Storage Group
Williams Scotsman

Source: Company filings, industry research

Notes: Data as of 9/04/08; Essex Transaction multiple calculated using LTM 9/30/08 EBITDA


essex

Investment Summary

Essex is considered to be an attractive investment opportunity for the following reasons:

- Market leader with a long industry heritage able to leverage scale
- Committed management team
- Strong free cash flow generation characteristics
- Purchasing company at a material discount to fleet OLV and replacement cost
- Good visibility of future project pipeline / rental revenues
- Exposure to growing infrastructure-related end markets
- Numerous organic and strategic growth opportunities
- Attractive, flexible and committed debt facilities